                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)














                   (Growth Artwork)


                   GROWTH
                   Semi-Annual Report
                   2002
















                   DELAWARE
                   Trend Fund








                   [GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table
 of Contents

Letter to Shareholders                               1

Portfolio Management Review                          3

New at Delaware                                      5

Performance Summary                                  6

Financial Statements:

   Statement of Net Assets                           7

   Statement of Operations                           9

   Statements of Changes in Net Assets              10

   Financial Highlights                             11

   Notes to Financial Statements                    15

Letter                                                 Delaware Trend Fund
  to Shareholders                                      January 14, 2002

Recap of Events
As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.

The six-month period ended December 31, 2001 was a tale of two markets, as evidenced by the -14.67% fall of the S&P 500 Index during the third quarter and its +10.68% gain in the fourth. In September, major stock indexes were completing an abysmal quarter, and had been trending downward for 18 months. By year's end, however, they had garnered their first sustained period of gains since March 2000. It was in that seemingly long ago month that the technology bubble burst, kindling economic woes that eventually became the first U.S. recession in a decade.

Delaware Trend Fund returned -7.94% (Class A shares at net asset value with distributions reinvested) during the six months ended December 31, 2001, beating the -9.26% decline posted by its benchmark, the Russell 2000 Growth Index. The Fund's peer group, as measured by the Lipper Mid-Cap Growth Funds Average, declined by -10.56% for the same period.

Although major equity indexes raced past pre-September 11 levels this fall, 2001 was the second straight calendar year of negative stock market returns. The strong performance seen in 2001's final quarter was a breath of fresh air. But with stock prices on the rise again, Wall Street has been awaiting the turnaround in corporate earnings that would justify those rising prices.

A survey of 55 professional economists conducted by The Wall Street Journal this month revealed that they expected an average annual GDP growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Outlook
More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically moving forward, but occasionally giving up gains. At Delaware Investments, we also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. Longer-term models developed by Bill Dodge, Delaware's Chief Investment Officer, Equity, currently call for 2002 year-end levels of 1,450, 12,500, and 2,750 for the S&P 500 Index, The Dow Jones Industrial Average, and the Nasdaq Composite Index, respectively.

Total Return
For period ended December 31, 2001                                 Six Months
Delaware Trend Fund-- Class A Shares                                 -7.94%
Lipper Mid-Cap Growth Funds Average (479 funds)                     -10.56%
Russell 2000 Growth Index                                            -9.26%
-------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Mid-Cap Growth Funds Average represents the average return of mid-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell 2000 Growth Index is an unmanaged composite that includes performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                  Delaware Trend Fund
       Management Review                                   January 14, 2002

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The six-month period ended December 31, 2001 was a tale of two markets. U.S stocks experienced sharp declines during the third quarter, and a sustained rally in the fourth. However, most major indexes posted negative returns for the period despite the fourth quarter rebound.

Growth stocks were hit particularly hard during the third quarter, which was punctuated by the events of September 11. The quarter ended as the worst single calendar quarter for U.S. stocks in 14 years. The Russell 2000 Growth Index dropped -28.08% during the quarter and gained +26.17% during the fourth quarter resulting in an overall loss of -9.26% for the six-month period. Delaware Trend Fund beat the benchmark index, turning in a -7.94% return (Class A shares at net asset value with distributions reinvested) that also topped the average return of the Lipper peer group over the six-month period.

Portfolio Highlights
At the start of our fiscal year on June 1, 2001, we had already taken steps to reduce overall risk in the Fund by paring back on some of our larger technology holdings, and replacing them with financial and consumer issues, which tend to be more defensive. We remained underweighted in technology issues versus the Russell 2000 Growth Index throughout the period, which aided our performance against the benchmark index.

Technology holdings, which include stocks in the communications, software, and hardware industries, as well as business services, were negative performers during the period as a group. Among the Fund's poorest performers for the six months were Extensity, Veritas Software, and TranSwitch, all of which fell by more than 50%. As of this report, Extensity and Veritas Software were no longer held in the Fund.

Despite being laggards overall, technology stocks often led the rally that began in late September and continued through December 31. A small handful of technology holdings were among the Fund's strong performers during the period as well, including network data storage supplier Network Appliance. We continue to feel that technology offers substantial benefits and represents the greatest opportunity for sizable investment gains over the long term. We were able to add to key technology positions as valuations became attractive in the weeks following September 11. In doing so, we focused, as always, on companies that are industry leaders and should be the earliest beneficiaries of an economic recovery.

We retained a lesser weighting than the Russell 2000 Growth Index in healthcare stocks during the period. Healthcare issues were also among the worst performing stocks in the index, posting a double-digit decline as a group for the six-month period.

Our focus on the consumer benefited the Fund's performance during the period. Dollar Tree Stores and Krispy Kreme Doughnuts, each of which was among our top 10 holdings at period-end, made gains. Both companies continued to successfully execute growth plans amid the economic downturn. Several restaurant operators were also among the Fund's strong performers in the period, including The Cheesecake Factory, Sonic, and Ruby Tuesday.

Performance among financial stocks as a group was relatively flat during the six months. We had a heavier weighting in financials than the benchmark index throughout the period, and held onto positions in several stocks that fell in the wake of September 11 only to recover nicely by year's end. Among them was the reinsurance company Everest Re Group.

Outlook
As we enter the second half of the fiscal year, the overall environment for growth stocks appears to be improving. We are cautiously optimistic that a U.S. economic recovery will become apparent during the first half of 2002, as we think the Federal Reserve's interest rate cuts have begun to take effect.

We are less optimistic that the recent advance by U.S. stocks can continue unchecked. We believe the market bottomed during September 2001, but until corporate profits show stronger signs of recovery, the market is apt to remain volatile. Many companies will still feel the effects of the recent economic slowdown in the near term.

Delaware Trend Fund
Top 10 Holdings
As of December 31, 2001

                                                                 Percentage
Company                        Industry                        of Net Assets
----------------------------------------------------------------------------
 1. PartnerRe                  Insurance                           3.47%
----------------------------------------------------------------------------
 2. Radian Group               Insurance                           3.35%
----------------------------------------------------------------------------
 3. Krispy Kreme               Food, Beverage
      Doughnuts                & Tobacco                           2.89%
----------------------------------------------------------------------------
 4. Everest Re Group           Banking & Finance                   2.82%
----------------------------------------------------------------------------
 5. Dollar Tree Stores         Retail                              2.77%
----------------------------------------------------------------------------
 6. Neurocrine Biosciences     Healthcare & Pharmaceuticals        2.67%
----------------------------------------------------------------------------
 7. Sonic                      Leisure, Lodging & Entertainment    2.54%
----------------------------------------------------------------------------
 8. The Cheesecake             Leisure, Lodging & Entertainment    2.38%
      Factory
----------------------------------------------------------------------------
 9. Trimeris                   Healthcare & Pharmaceuticals        2.37%
----------------------------------------------------------------------------
10. Mettler-Toledo             Miscellaneous                       2.29%
      International
----------------------------------------------------------------------------

New
  at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.



                                                            [GRAPHIC OMITTED]
                                                                        DELAWARE
                                                                      e:delivery
                                                            ONLINE, ALL THE TIME

Delaware
  Trend Fund

Fund Basics

As of December 31, 2001
-------------------------------------------------------------------------------
Fund Objective:

The Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$1.36 billion
-------------------------------------------------------------------------------
Number of Holdings:
73
-------------------------------------------------------------------------------
Fund Start Date:
October 3, 1968
-------------------------------------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A:  DELTX
Class B:  DERBX
Class C:  DETCX

Fund Performance
Average Annual Total Returns
Through December 31, 2001      Lifetime   10 Years     Five Years    One Year
-----------------------------------------------------------------------------
Class A (Est. 10/3/68)
Excluding Sales Charge          +9.82%     +14.65%       +13.02%      -14.88%
Including Sales Charge          +9.63%     +13.98%       +11.68%      -19.77%
-----------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge         +14.40%                   +12.22%      -15.48%
Including Sales Charge         +14.40%                   +11.96%      -19.71%
-----------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge         +12.43%                   +12.22%      -15.51%
Including Sales Charge         +12.43%                   +12.22%      -16.36%
-----------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 10/3/68), 10-year, five-year, and one-year periods ended December 31, 2001 for Delaware Trend Fund's Institutional Class were +9.90%, +14.92%, +13.35%, and -14.63%, respectively. The Institutional Class shares were first made available on November 23, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 23, 1992 for Delaware Trend Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGTIX

Statement                                       Delaware Trend Fund
       of Net Assets                            December 31, 2001 (Unaudited)

                                                      Number of       Market
                                                       Shares         Value
Common Stock - 92.93%
Banking & Finance - 9.52%
  City National                                        406,400     $ 19,039,840
  Cullen/Frost Bankers                                 664,800       20,529,024
  Doral Financial                                      569,200       17,764,732
  Downey Financial                                     441,500       18,211,875
  Everest Re Group                                     543,600       38,432,520
  Webster Financial                                    497,900       15,698,787
                                                                   ------------
                                                                    129,676,778
                                                                   ------------
Building & Materials - 4.01%
 *D.R. Horton                                          867,032       28,143,859
  KB HOME                                              661,200       26,514,120
                                                                   ------------
                                                                     54,657,979
                                                                   ------------
Business Services - 2.61%
*+Corporate Executive Board                            415,100       15,234,170
*+Resources Connection                                 441,800       11,632,594
 +Watson Wyatt & Company                               401,400        8,750,520
                                                                   ------------
                                                                     35,617,284
                                                                   ------------
Cable, Media & Publishing - 6.16%
*+Getty Images                                         962,400       22,115,952
 +Hispanic Broadcasting                                762,400       19,441,200
*+Mediacom Communications                            1,364,200       24,910,292
 +Radio One                                            946,800       17,487,396
                                                                   ------------
                                                                     83,954,840
                                                                   ------------
Consumer Services - 1.27%
 +Bright Horizons Family Solutions                     502,600       14,067,774
*+Edison Schools                                       165,100        3,244,215
                                                                   ------------
                                                                     17,311,989
                                                                   ------------
Energy - 0.26%
 +Pride International                                  236,000        3,563,600
                                                                   ------------
                                                                      3,563,600
                                                                   ------------
Food, Beverage & Tobacco - 4.29%
 +American Italian Pasta                               454,300       19,094,229
*+Krispy Kreme Doughnuts                               890,700       39,368,940
                                                                   ------------
                                                                     58,463,169
                                                                   ------------
Healthcare & Pharmaceuticals - 12.37%
*+Ameripath                                             99,300        3,178,593
*+CIMA Labs                                            424,900       15,360,135
*+Cubist Pharmaceuticals                               310,700       11,172,772
 +Cubist Pharmaceuticals Restricted                    110,200        3,962,792
*+CV Therapeutics                                      211,600       11,007,432
*+Exelixis                                             657,200       10,922,664
*+Humana                                               501,000        5,906,790
*+Inhale Therapeutic Systems                         1,470,900       27,285,195
*+Inspire Pharmaceuticals                              768,500       10,828,165
*+Neurocrine Biosciences                               709,800       36,419,837
*+Trimeris                                             718,200       32,297,454
                                                                   ------------
                                                                    168,341,829
                                                                   ------------
Insurance - 8.40%
 +Markel                                                75,500       13,563,575
 *PartnerRe                                            876,400       47,325,600

                                                      Number of       Market
                                                       Shares         Value
Common Stock (continued)
Insurance (continued)
  Radian Group                                       1,063,900     $ 45,694,505
 *Reinsurance Group of America                         233,600        7,774,208
                                                                   ------------
                                                                    114,357,888
                                                                   ------------
Leisure, Lodging & Entertainment - 11.57%
 +CEC Entertainment                                    314,400       13,641,816
*+Extended Stay America                              1,128,600       18,509,040
 *Four Seasons Hotels                                  108,100        5,054,756
  Ruby Tuesday                                         864,400       17,832,572
 +Sonic                                                960,100       34,563,600
*+The Cheesecake Factory                               931,050       32,372,609
 +West                                                 999,300       24,922,542
 +Westwood One                                         354,000       10,637,700
                                                                   ------------
                                                                    157,534,635
                                                                   ------------
Miscellaneous - 3.00%
 +Mettler-Toledo International                         602,500       31,239,625
 *MSC Industrial Direct                                485,300        9,584,675
                                                                   ------------
                                                                     40,824,300
                                                                   ------------
Retail - 8.71%
*+American Eagle Outfitters                            489,850       12,819,375
*+Cost Plus                                            645,075       17,094,488
 +Dollar Tree Stores                                 1,219,875       37,706,335
*+Duane Reade                                          470,100       14,267,535
 +TOO                                                  668,100       18,372,750
*+Tweeter Home Entertainment Group                     633,200       18,362,800
                                                                   ------------
                                                                    118,623,283
                                                                   ------------
Technology/Communications - 6.83%
*+Advanced Fibre Communications                      1,369,300       24,195,531
*+Applied Micro Circuits                               773,500        8,756,020
*+Finisar                                            1,414,600       14,386,482
*+ONI Systems                                        1,174,700        7,365,369
*+RF Micro Devices                                     215,900        4,151,757
*+SBA Communications                                   472,900        6,157,158
*+Tekelec                                            1,274,100       23,073,951
*+Western Multiplex                                    913,100        4,930,740
                                                                   ------------
                                                                     93,017,008
                                                                   ------------
Technology/Hardware - 6.67%
*+CoorsTek                                             251,300        8,001,392
*+Emulex                                               235,300        9,296,703
*+Gentex Corp                                          610,900       16,329,357
 +Micrel                                               873,400       22,909,282
 +Network Appliance                                    692,800       15,151,536
 +TranSwitch                                         1,261,100        5,674,950
 +Vitesse Semiconductor                              1,048,600       13,065,556
                                                                   ------------
                                                                     90,428,776
                                                                   ------------
Technology/Software - 4.86%
 *Henry(Jack) & Associates                           1,402,800       30,637,152
*+NetIQ                                                236,900        8,353,094
*+Peregrine Systems                                  1,021,600       15,150,328
*+Webex Communications                                 240,400        5,973,940
*+Webex Communications Restricted                      261,100        6,488,335
                                                                   ------------
                                                                     66,602,849
                                                                   ------------

Statement                                                 Delaware Trend Fund
  of Net Assets (continued)

                                                      Number of       Market
                                                       Shares         Value
Common Stock (continued)
Textiles, Apparel & Furniture - 1.60%
 +Coach                                                559,900   $   21,824,902
                                                                 --------------
                                                                     21,824,902
                                                                 --------------
Transportation - 0.80%
 +Arkansas Best                                        379,900       10,948,718
                                                                 --------------
                                                                     10,948,718
                                                                 --------------
Total Common Stock
 (cost $1,046,858,137)                                            1,265,749,827
                                                                 --------------

                                                     Principal
                                                      Amount
Repurchase Agreements - 7.72%
 With BNP Paribas 1.65% 1/2/02
  (dated 12/31/01, collateralized
  by $4,639,000 U.S. Treasury Bills
  due 2/21/02, market value
  $4,628,000 and $9,068,000
  U.S. Treasury Notes 5.50% due
  1/31/03, market value $9,598,616
  and $21,266,000 U.S. Treasury
  Notes 10.75% due 8/15/05,
  market value $26,847,007)                        $40,082,000       40,082,000
 With J.P. Morgan Chase 1.60% 1/2/02
  (dated 12/31/01, collateralized by
  $25,619,000 U.S. Treasury Notes
  3.25% due 12/31/03, market
  value $25,703,702)                                25,056,000       25,056,000
 With UBS Warburg 1.68% 1/2/02
  (dated 12/31/01, collateralized by
  $30,938,000 U.S. Treasury Notes
  6.50% due 2/28/02, market value
  $31,877,896 and $8,578,000
  U.S. Treasury Notes 6.25% due
  7/31/02, market value $9,024,073)                 40,082,000       40,082,000
                                                                 --------------
Total Repurchase Agreements
 (cost $105,220,000)                                                105,220,000
                                                                 --------------
Total Market Value of Securities - 100.65%
 (cost $1,152,078,137)                                            1,370,969,827
Liabilities Net of Receivables
 and Other Assets - (0.65%)                                          (8,791,478)
                                                                 --------------
Net Assets Applicable to 77,811,126 Shares
 Outstanding - 100.00%                                           $1,362,178,349
                                                                 ==============

Net Asset Value - Delaware Trend Fund
 Class A ($774,401,279/43,687,270 Shares)                                $17.73
                                                                         ------
Net Asset Value - Delaware Trend Fund
 Class B ($224,103,918/13,641,043 Shares)                                $16.43
                                                                         ------
Net Asset Value - Delaware Trend Fund
 Class C ($128,251,592/7,671,367 Shares)                                 $16.72
                                                                         ------
Net Asset Value - Delaware Trend Fund
 Institutional Class
 ($235,421,560/12,811,446 Shares)                                        $18.38
                                                                         ------

Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited
 authorization - no par)                                         $1,382,703,485
Accumulated net investment loss                                      (6,395,232)
Accumulated net realized loss on investments                       (233,021,594)
Net unrealized appreciation of investments                          218,891,690
                                                                 --------------
Total net assets                                                 $1,362,178,349
                                                                 ==============

+Non-income producing security for the six-months ended December 31, 2001 *Fully or partially on loan. See Note 6 in "Notes to Financial Statements".

Net Asset Value and Offering Price
 per Share - Delaware Trend Fund
Net asset value Class A(A)                                               $17.73
Sales charge (5.75% of offering price, or
 6.09% of amount invested per share)(B)                                    1.08
                                                                         ------
Offering price                                                           $18.81
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes



Statement                                                           Delaware Trend Fund
  of Operations                                                     Period Ended December 31, 2001 (Unaudited)

Investment Income:
   Dividends                                                                    $1,695,342
   Interest                                                                      1,496,905
   Securities lending income                                                       637,253       $   3,829,500
                                                                                ----------       -------------
Expenses:
   Management fees                                                               4,585,959
   Distribution expenses                                                         2,770,661
   Dividend disbursing and transfer agent fees and expenses                      1,977,592
   Accounting and administration expenses                                          383,619
   Registration fees                                                               232,020
   Reports and statements to shareholders                                          159,369
   Custodian fees                                                                   38,708
   Professional fees                                                                38,700
   Trustees' fees                                                                   21,600
   Taxes (other than taxes on income)                                                1,300
   Other                                                                            30,487          10,240,015
                                                                                ----------       -------------
   Less expenses paid indirectly                                                                       (15,283)
                                                                                                 -------------
   Total expenses                                                                                   10,224,732
                                                                                                 -------------
Net Investment Loss                                                                                 (6,395,232)
                                                                                                 -------------
Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                (25,487,394)
   Net change in unrealized appreciation/depreciation of investments                               (88,824,302)
                                                                                                 -------------
Net Realized and Unrealized Loss on Investments                                                   (114,311,696)
                                                                                                 -------------

Net Decrease in Net Assets Resulting from Operations                                             $(120,706,928)
                                                                                                 -------------


See accompanying notes

Statements                                                                                             Delaware Trend Fund
   of Changes in Net Assets

                                                                                          Six Months             Year
                                                                                            Ended               Ended
                                                                                           12/31/01            6/30/01
                                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                                   $  (6,395,232)    $  (11,721,715)
   Net realized loss on investments                                                        (25,487,394)      (204,275,179)
   Net change in unrealized appreciation/depreciation of investments                       (88,824,302)      (239,116,971)
                                                                                        --------------     --------------
   Net decrease in net assets resulting from operations                                   (120,706,928)      (455,113,865)
                                                                                        --------------     --------------

Dividends and Distributions to Shareholders from:
   Net realized gain on investments:
     Class A                                                                                        --        (72,116,046)
     Class B                                                                                        --        (20,379,237)
     Class C                                                                                        --         (6,528,617)
     Institutional Class                                                                            --        (20,671,748)
                                                                                        --------------     --------------
                                                                                                    --       (119,695,648)
                                                                                        --------------     --------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                82,252,642        372,016,249
     Class B                                                                                19,552,615        138,685,706
     Class C                                                                                23,574,111        109,302,662
     Institutional Class                                                                    38,457,872        203,490,823

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                        --         68,994,261
     Class B                                                                                        --         19,062,402
     Class C                                                                                        --          6,160,908
     Institutional Class                                                                            --         20,640,315
                                                                                        --------------     --------------
                                                                                           163,837,240        938,353,326
                                                                                        --------------     --------------
   Cost of shares repurchased:
     Class A                                                                               (95,263,039)      (173,042,147)
     Class B                                                                               (21,695,441)       (43,822,370)
     Class C                                                                               (12,346,617)       (28,001,289)
     Institutional Class                                                                   (45,214,084)      (112,122,384)
                                                                                        --------------     --------------
                                                                                          (174,519,181)      (356,988,190)
                                                                                        --------------     --------------
   Increase (decrease) in net assets derived from capital share transactions               (10,681,941)       581,365,136
                                                                                        --------------     --------------
Net Increase/Decrease in Net Assets                                                       (131,388,869)         6,555,623

Net Assets:
   Beginning of period                                                                   1,493,567,218      1,487,011,595
                                                                                        --------------     --------------
   End of period                                                                        $1,362,178,349     $1,493,567,218
                                                                                        ==============     ==============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Trend Fund Class A

                                                                  Six Months
                                                                    Ended                         Year Ended
                                                                 12/31/01(1)   6/30/01   6/30/00    6/30/99   6/30/98    6/30/97
                                                                 (Unaudited)

Net asset value, beginning of period                               $19.260     $27.800   $19.630    $18.550   $16.730    $18.160

Income (loss) from investment operations:
Net investment loss(2)                                              (0.071)     (0.146)   (0.188)    (0.140)   (0.126)    (0.075)
Net realized and unrealized gain (loss) on investments              (1.459)     (6.279)   11.333      3.820     3.886      0.155
                                                                   -------     -------   -------    -------   -------    -------
Total from investment operations                                    (1.530)     (6.425)   11.145      3.680     3.760      0.080
                                                                   -------     -------   -------    -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                        --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------
Total dividends and distributions                                       --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------

Net asset value, end of period                                     $17.730     $19.260   $27.800    $19.630   $18.550    $16.730
                                                                   =======     =======   =======    =======   =======    =======

Total return(3)                                                     (7.94%)    (25.22%)   63.86%     24.76%    23.97%      1.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $774,401    $856,732  $922,398   $504,007  $469,152   $428,309
Ratio of expenses to average net assets                              1.47%       1.34%     1.29%      1.45%     1.34%      1.34%
Ratio of net investment loss to average net assets                  (0.87%)     (0.68%)   (0.80%)    (0.87%)   (0.70%)    (0.47%)
Portfolio turnover                                                     47%         50%       77%        86%      114%       115%

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Trend Fund Class B

                                                                  Six Months
                                                                    Ended                         Year Ended
                                                                 12/31/01(1)   6/30/01   6/30/00    6/30/99   6/30/98    6/30/97
                                                                 (Unaudited)

Net asset value, beginning of period                               $17.920     $26.180   $18.750    $17.960   $16.370    $17.920

Income (loss) from investment operations:
Net investment loss(2)                                              (0.125)     (0.283)   (0.348)    (0.248)   (0.252)    (0.189)
Net realized and unrealized gain (loss) on investments              (1.365)     (5.862)   10.753      3.638     3.782      0.149
                                                                   -------     -------   -------    -------   -------    -------
Total from investment operations                                    (1.490)     (6.145)   10.405      3.390     3.530     (0.040)
                                                                   -------     -------   -------    -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                        --      (2.115)   (2.975)     (2.60)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------
Total dividends and distributions                                       --      (2.115)   (2.975)     (2.60)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------

Net asset value, end of period                                     $16.430     $17.920   $26.180    $18.750   $17.960    $16.370
                                                                   =======     =======   =======    =======   =======    =======

Total return(3)                                                     (8.26%)    (25.76%)   62.74%     23.83%    23.09%      0.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $224,104   $247,230  $231,856    $86,463   $71,470    $55,047
Ratio of expenses to average net assets                               2.18%      2.05%     2.01%      2.17%     2.09%      2.09%
Ratio of net investment loss to average net assets                   (1.58%)    (1.39%)   (1.52%)    (1.59%)   (1.45%)    (1.25%)
Portfolio turnover                                                      47%        50%       77%        86%      114%       115%

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Trend Fund Class C

                                                                  Six Months
                                                                    Ended                         Year Ended
                                                                 12/31/01(1)   6/30/01   6/30/00    6/30/99  6/30/98    6/30/97
                                                                 (Unaudited)

Net asset value, beginning of period                               $18.230     $26.600   $19.010    $18.170   $16.540    $18.090

Income (loss) from investment operations:
Net investment loss(2)                                              (0.126)     (0.280)   (0.353)    (0.250)   (0.255)    (0.197)
Net realized and unrealized gain (loss) on investments              (1.384)     (5.975)   10.918      3.690     3.825      0.157
                                                                   -------     -------   -------    -------   -------    -------
Total from investment operations                                    (1.510)     (6.255)   10.565      3.440     3.570     (0.040)
                                                                   -------     -------   -------    -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                        --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------
Total dividends and distributions                                       --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------

Net asset value, end of period                                     $16.720     $18.230   $26.600    $19.010   $18.170    $16.540
                                                                   =======     =======   =======    =======   =======    =======

Total return(3)                                                     (8.82%)    (25.73%)   62.72%     23.82%    23.09%      0.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $128,252    $127,154   $74,924    $20,566   $14,259    $11,447
Ratio of expenses to average net assets                              2.18%       2.05%     2.01%      2.17%     2.09%      2.09%
Ratio of net investment loss to average net assets                  (1.58%)     (1.39%)   (1.52%)    (1.59%)   (1.45%)    (1.28%)
Portfolio turnover                                                     47%         50%       77%        86%      114%       115%

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Trend Fund Institutional Class

                                                                  Six Months
                                                                    Ended                         Year Ended
                                                                 12/31/01(1)   6/30/01   6/30/00    6/30/99   6/30/98    6/30/97
                                                                 (Unaudited)

Net asset value, beginning of period                               $19.940     $28.630  $ 20.080    $18.870   $16.950    $18.330

Income (loss) from investment operations:
Net investment loss(2)                                              (0.047)     (0.084)   (0.121)    (0.095)   (0.082)    (0.034)
Net realized and unrealized gain (loss) on investments              (1.513)     (6.491)   11.646      3.905     3.942      0.164
                                                                   -------     -------   -------    -------   -------    -------
Total from investment operations                                    (1.560)     (6.575)   11.525      3.810     3.860      0.130
                                                                   -------     -------   -------    -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                        --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------
Total dividends and distributions                                       --      (2.115)   (2.975)    (2.600)   (1.940)    (1.510)
                                                                   -------     -------   -------    -------   -------    -------

Net asset value, end of period                                     $18.380     $19.940  $ 28.630    $20.080   $18.870    $16.950
                                                                   =======     =======  ========    =======   =======    =======

Total return(3)                                                     (7.82%)    (25.00%)    64.37%    25.07%    24.35%      1.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $235,421     $262,45  $257,834    $64,615   $61,275$   120,319
Ratio of expenses to average net assets                              1.18%       1.05%     1.01%      1.17%     1.09%      1.08%
Ratio of net investment loss to average net assets                  (0.58%)     (0.39%)   (0.52%)    (0.59%)   (0.45%)    (0.21%)
Portfolio turnover                                                     47%         50%       77%        86%      114%       115%

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

Notes                                              Delaware Trend Fund
  to Financial Statements                          December 31, 2001 (Unaudited)


Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series, Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund, and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to provide long-term capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $15,283 for the six-months ended December 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the six-months ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At December 31, 2001, the Fund had liabilities payable to affiliates as follows:

       Investment management fee payable to DMC            $104,065

       Dividend disbursing, transfer agent fees,
         accounting and other expenses payable to DSC      $201,329

       Other expenses payable to DMC and affiliates        $ 38,241

For the six-month period ended December 31, 2001, DDLP earned $564,914 for commissions on sales of the Fund's Class A shares.

Notes                                                        Delaware Trend Fund
  to Financial Statements


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the six-month period ended December 31, 2001, the Fund made purchases of $325,135,047 and sales of $280,963,312 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2001, the cost of investments was $1,152,078,137. At December 31, 2001, net unrealized appreciation was $218,891,690, of which $321,354,279 related to unrealized appreciation of investments and $102,462,589 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                          Period          Year
                                          Ended          Ended
                                         12/31/01       6/30/01
Shares sold:
   Class A                              4,977,008     17,227,703
   Class B                              1,277,008      6,517,733
   Class C                              1,499,335      5,290,491
   Institutional Class                  2,252,014      8,595,810

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                     --      2,601,518
   Class B                                     --        768,021
   Class C                                     --        243,996
   Institutional Class                         --        753,571
                                      -----------    -----------
                                       10,005,365     41,998,843
                                      -----------    -----------
Shares repurchased:
   Class A                             (5,770,229)    (8,525,184)
   Class B                             (1,435,629)    (2,342,157)
   Class C                               (802,334)    (1,376,709)
   Institutional Class                 (2,602,683)    (5,191,736)
                                      -----------    -----------
                                      (10,610,875)   (17,435,786)
                                      -----------    -----------
Net increase (decrease)                  (605,510)    24,563,057
                                      ===========    ===========
5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2001, or at any time during the six-months.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at December 31, 2001 was $269,637,970 and $281,038,742, respectively.

7. Credit and Market Risks
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Delaware Investments
  Family of Funds
--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                  Fixed Income Group
Delaware American Services Fund                      Corporate and Government
Delaware Growth Opportunities Fund                   Delaware American Government Bond Fund
Delaware Select Growth Fund                          Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                       Delaware Delchester Fund
Delaware Technology and Innovation Fund              Delaware Extended Duration Bond Fund
Delaware Trend Fund                                  Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                            Delaware Limited-Term Government Fund
                                                     Delaware Strategic Income Fund

Value-Equity Group                                   Money Market
Delaware Decatur Equity Income Fund                  Delaware Cash Reserve Fund
Delaware Growth and Income Fund                      Delaware Tax-Free Money Fund
Delaware REIT Fund
Delaware Small Cap Value Fund                        Municipal (National Tax-Exempt)
                                                     Delaware National High-Yield Municipal Bond Fund
                                                     Delaware Tax-Free Insured Fund
International Group                                  Delaware Tax-Free USA Fund
(DIAL-Delaware International Advisers Ltd.)          Delaware Tax-Free USA Intermediate Fund
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund          Municipal (State-Specific Tax-Exempt)
Delaware International Value Equity Fund             Delaware Tax-Free Arizona Fund
 (formerly Delaware International Equity Fund)       Delaware Tax-Free Arizona Insured Fund
                                                     Delaware Tax-Free California Fund
                                                     Delaware Tax-Free California Insured Fund
                                                     Delaware Tax-Free Colorado Fund
Blend Mutual Funds                                   Delaware Tax-Free Florida Fund
Delaware Balanced Fund
Delaware Core Equity Fund                            Delaware Tax-Free Florida Insured Fund
 (formerly Delaware Growth Stock Fund)               Delaware Tax-Free Idaho Fund
Delaware Devon Fund                                  Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Social Awareness Fund                       Delaware Minnesota Insured Fund
Foundation Funds                                     Delaware Tax-Free Minnesota Fund
 Delaware Balanced Portfolio                         Delaware Tax-Free Minnesota Intermediate Fund
 Delaware Growth Portfolio                           Delaware Tax-Free Missouri Insured Fund
 Delaware Income Portfolio                           Delaware Tax-Free New York Fund
                                                     Delaware Tax-Free Oregon Insured Fund
                                                     Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                           Investment Manager
Chairman                                    Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                       National Distributor
                                            Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer      Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                           2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA

John A. Fry                                                                            For Shareholders
Executive Vice President                                                               800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                       For Securities Dealers and Financial
                                                                                       Institutions Representatives Only
Anthony D. Knerr                                                                       800 362-7500
Consultant
Anthony Knerr & Associates                                                             Website
New York, NY                                                                           www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5580)                                                      Printed in the USA
SA-003 [12/01] CG 2/02                                                   J7836